UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 18, 2021
Date of Report (Date of earliest event reported)

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 West Washington Street, Suite 600
Tempe, Arizona 85281
(Address of principal executive offices, including zip code)

(602) 414-9300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FSLR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 18, 2021, the Board of Directors (the “Board”) of First Solar, Inc. (the “Company” or “First Solar”) increased the size of the Board to 11 directors and appointed Kathryn A. (“Katy”) Hollister to the Board to fill the newly created directorship, effective March 19, 2021. Ms. Hollister will sit on the Board’s audit and compensation committees.

Ms. Hollister most recently served as the Chief Strategy Officer for Deloitte Tax LLP and the Managing Partner of Deloitte Tax LLP’s Business Tax Service line. In this role, Ms. Hollister led the integration of Deloitte Tax LLP’s global practices and its more than 45,000 professionals. In her 36 years at Deloitte Tax LLP, she advised numerous public and private companies, with a principle focus on the manufacturing and consumer products sectors. Ms. Hollister was also a member of the Deloitte LLP board and the Deloitte Touche Tohmatsu Limited global board.

Ms. Hollister serves on the boards of trustees of Duke University, where she is the vice chair of the audit committee, and the University of Cincinnati Foundation.

Ms. Hollister is a certified public accountant, received a Juris Doctor degree from the University of Cincinnati College of Law, and received a Bachelor of Arts degree from Duke University.

Ms. Hollister is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. Hollister will receive compensation as a non-associate director in accordance with the Company’s non-associate director compensation practices, including annual retainers and equity-based compensation (as described in “Non-Associate Director Compensation” of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2020). In connection with joining the Board, Ms. Hollister entered into a Director and Officer Indemnification Agreement, in substantially the same form as the Company has previously filed with the Securities and Exchange Commission.

On March 19, 2021, First Solar issued a press release regarding Ms. Hollister’s appointment, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of First Solar, Inc. dated March 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: March 19, 2021	By:	/s/ JASON DYMBORT
	Name:	Jason Dymbort
	Title:	General Counsel & Secretary

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